UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 18, 2022

Precigen, Inc.

(Exact name of registrant as specified in its charter)

Virginia	001-36042	26-0084895
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

20374 Seneca Meadows Parkway, Germantown, Maryland 20876

(Address of principal executive offices) (Zip Code)

(301) 556-9900

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, No Par Value	PGEN	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Explanatory Note

On August 22, 2022, Precigen, Inc., a Virginia corporation (the “Company”), filed a Current Report on Form 8-K (the “Initial Form 8-K”) reporting the completion of the sale of 100% of the issued and outstanding membership interests of Trans Ova Genetics, L.C., an Iowa limited liability company (“Trans Ova”), to Spring Bidco LLC, a Delaware limited liability company (“Buyer”), pursuant to the terms of that certain Membership Interest Purchase Agreement, dated July 1, 2022, by and among the Company, Trans Ova and Buyer (the “Transaction”).

This Current Report on Form 8-K/A amends the Initial Form 8-K to include the unaudited pro forma consolidated financial information required by Item 9.01(b) of Form 8-K and to update certain disclosures under Item 9.01(b) of the Initial Form 8-K. Such information should be read in conjunction with the Initial Form 8-K. Except as provided herein, the disclosures made in the Initial Form 8-K remain unchanged.

Item 9.01.	Financial Statements and Exhibits.

(b) Pro Forma Financial Information.

The unaudited pro forma consolidated financial information of the Company (giving effect to the Transaction) as of and for the six months ended June 30, 2022 and for the years ended December 31, 2021, December 31, 2020 and December 31, 2019, filed herewith and attached hereto as Exhibit 99.1, is incorporated herein by reference.

The unaudited pro forma consolidated financial information is not intended to represent or be indicative of the Company’s consolidated results of operations or financial position that would have been reported had the Transaction been completed as of the dates presented, and should not be taken as a representation of the Company’s future consolidated results of operations or financial condition. The pro forma adjustments are based on available information and certain assumptions that management believes are reasonable under the circumstances.

(d) Exhibits.

Exhibit No.	Description
99.1	Unaudited Pro Forma Consolidated Financial Information

104	Cover Page Interactive Data File (formatted as inline XBRL with applicable taxonomy extension information contained in Exhibits 101)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Precigen, Inc.

By:	/s/ Donald P. Lehr
Donald P. Lehr
Chief Legal Officer

Dated: August 24, 2022